Embedded Derivatives	12 Months Ended
Dec. 31, 2023
Disclosure Of Embedded Derivatives [Abstract]
Embedded Derivatives

12. Embedded derivatives

The embedded derivatives related to the Debentures (Note 11) was valued upon initial recognition at fair value of $1,951. At each reporting date, the change in fair value of the embedded derivatives is recognized in the consolidated statements of comprehensive loss.

The following outlines the movement of the embedded derivatives during year ended December 31, 2023:

($)
Fair value of embedded derivatives on December 15, 2023	1,951
Change in fair value during the year	(30)
Balance at December 31, 2023	1,921

As at December 31, 2023, the fair value of the embedded derivatives has been estimated using the White Hull one factor model based on the following assumptions: share price of $1.47, calibrated credit spread of 23.36%, expected share price volatility of 38.22%, expected interest rate volatility of 1.24% and mean reversion constant of 0.002%.